SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 1, 2006

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to the Employment Agreement with the Chief Executive Officer and President:

On September 1, 2006, Keith Jackson, Chief Executive Officer and President of ON Semiconductor Corporation (“Corporation”), and the Corporation executed an amendment to Mr. Jackson’s employment agreement (“Jackson Amendment”), which amendment had been previously approved by the Board of Directors of the Corporation (“Board”) and its Compensation Committee. The Jackson Amendment was necessary due to recent revisions to the Internal Revenue Code of 1986 that added Section 409A (“Section 409A”) and related transitional guidance issued by the Internal Revenue Service that allows for amendments of this sort in order to comply with Section 409A. Section 409A applies to nonqualified deferred compensation plans including certain promises to make payments upon a separation from service (“Termination Payments”). The Jackson Amendment revised Mr. Jackson’s employment agreement such that there is no violation of Section 409A with respect to Termination Payments under the agreement.

A copy of the Jackson Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The above description is qualified in its entirety by reference to the filed amendment.

Amendment to the Employment Agreement with the Executive Vice President, Operations:

On September 1, 2006, William George, Executive Vice President, Operations of the Corporation, the Corporation and its wholly owned subsidiary Semiconductor Components Industries, LLC executed an amendment to Mr. George’s employment agreement (“George Amendment”), which amendment had been previously approved by the Board and its Compensation Committee. Under the George Amendment, Mr. George’s employment term was extended from the prior expiration date of August 4, 2006 to August 4, 2008. The George Amendment also revised: (1) the definition of “for good reason;” and (2) the section on termination payments due Mr. George upon a termination without cause. The effective date of the George Amendment was August 4, 2006.

In connection with the George Amendment, the Board along with its Compensation Committee awarded Mr. George, effective September 5, 2006, 10,000 restricted stock units (“Award”) under the Corporation’s 2000 Stock Incentive Plan (“Plan”). The Award represents the right to receive the same number of shares of common stock of the Corporation, subject to the Plan and the relevant award agreement. Vesting of the Award is scheduled to occur as follows: 50% on August 4, 2007 and the remaining 50% on August 4, 2008. The closing price of the Corporation’s common stock on September 5, 2006 was $6.01 per share.

A copy of the George Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The above description is qualified in its entirety by reference to the filed amendment.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transaction

Not applicable.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment No. 5 to Employment Agreement with Keith Jackson executed on September 1, 2006

10.2	Amendment No. 4 to Employment Agreement with William George executed on September 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION
(Registrant)

Date: September 8, 2006	By:	/s/ GEORGE H. CAVE
George H. Cave
Senior Vice President, General Counsel,
Chief Compliance & Ethics Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 5 to Employment Agreement with Keith Jackson executed on September 1, 2006

10.2	Amendment No. 4 to Employment Agreement with William George executed on September 1, 2006

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